UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2023 (April 25, 2023)

OneSpaWorld Holdings Limited

(Exact Name of Registrant as Specified in Charter)

Commonwealth of The Bahamas	001-38843	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harry B. Sands, Lobosky Management Co. Ltd. Office Number 2 Pineapple Business Park Airport Industrial Business Park 11 P.O. Box N-624 Nassau Island of New Providence, Commonwealth of The Bahamas	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

(242) 322-2670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, par value $0.0001 per share	OSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, between March 13, 2023 and March 15, 2023, OneSpaWorld Holdings Limited (the “Company”) entered into Warrant Exchange Agreements (the “Exchange Agreements”) with certain holders of the Company’s public warrants (the “Public Warrants”) and certain holders of its private warrants (the “Private Warrants”), each exercisable for common shares of the Company, par value $0.0001 per share (the “Common Shares”) for $11.50 per share to exchange an aggregate of 15,286,824 Public Warrants and 3,983,909 Private Warrants for Common Shares.

On April 25, 2023, the Company closed the exchange of the Private Warrants. Certain directors and affiliates of the Company exchanged 3,055,906 Private Warrants at a fixed exchange ratio of 0.175 Common Shares per Private Warrant for an aggregate of 534,780 Common Shares, and non-affiliated holders of Private Warrants exchanged 928,003 Private Warrants at an exchange ratio of .2047 Common Shares per Private Warrant for an aggregate of 189,958 Common Shares. The exchange ratio was determined pursuant to the Exchange Agreements, and was based on the 30-day VWAP of Common Shares, ending on April 24, 2023.

On April 26, 2023, the Company closed the exchange of the Public Warrants, and holders of Public Warrants exchanged 15,286,824 Public Warrants at an exchange ratio of .2047 Common Shares per Public Warrant for an aggregate of 3,129,200 Common Shares.

As a result of the closing of the above-described transactions, the Company has exchanged an aggregate of approximately 95% of the outstanding Public Warrants and approximately 50% of the outstanding Private Warrants. Following the transaction, 83,697,994 voting shares and 13,421,914 non-voting shares of common stock are issued and outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2023

ONESPAWORLD HOLDINGS LIMITED

By:	/s/ Stephen B. Lazarus
Name:	Stephen B. Lazarus
Title:	Chief Financial Officer and Chief Operating Officer

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